UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2019

Fortem Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1020, 909 11th Avenue SW, Calgary, Alberta  T2R 0E7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                Emerging growth company  [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01 Other Events

On July 16, 2019 the Alberta Securities Commission (the “Commission”) revoked the management cease trade order (“MCTO”) issued by the Commission on July 4, 2019 and issued a failure-to-file cease trade order ("FFCTO") against Fortem Resources Inc. (the “Company”) in connection with the delay in filing its audited annual financial statements for the year ended February 28, 2019, the related management’s discussion and analysis and certificates of its CEO and CFO (collectively, the "Annual Filings") with Canadian securities regulators beyond the deadline of June 28, 2019, and also beyond the extension deadline of July 14, 2019 granted pursuant to the MCTO.

As a result of the FFCTO, on July 16, 2019 the TSX Venture Exchange (the “Exchange”) suspended trading of the Company’s securities on the Exchange (the “Trading Suspension”).

The FFCTO affects trading in all securities of the Company by securityholders of the Company in each jurisdiction in Canada in which the Company is a reporting issuer in Canada and will remain in effect until such time as the Company has made the Annual Filings and the FFCTO is revoked by the Commission. Completion of the Annual Filings, as well as the Restatement and Amendments (described below) within 90 days of the date of the FFCTO, will constitute the Company’s application to have the FFCTO revoked.

The Trading Suspension will remain in effect until the FFCTO is revoked by the Commission and, following a written reinstatement application by the Company, the Exchange has concluded its reinstatement review to ensure the Company has satisfactorily complied with Exchange requirements.

Prior to filing the Annual Filings, the Company must resolve the issues outstanding in connection with the restatement of its unaudited financial statements for the periods ended May 31, 2017, August 31, 2017, November 30, 2017 and the audited financial statements for the year ended February 28, 2018, and its unaudited financial statements for the periods ended May 31, 2018, August 31, 2018, November 30, 2018, and the amendment of all applicable quarterly and annual reports in which the referenced financial statements were included (the “Restatement and Amendments”), as reported by the Company in its report on Form 8-K dated July 12, 2019.

The Company is working diligently with its auditors to complete the Restatement and Amendments and to file the Annual Filings as soon as possible. Subject to the completion of remaining audit and review procedures, the Company expects to complete the required filings on or before August 9, 2019.

If the Company does not complete its reinstatement to trading on the Exchange and/or is unable to meet continued listing requirements by October 17, 2019, the Exchange may transfer the securities of the Company to NEX Board, without further notice to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

“Michael Caetano”
Michael Caetano
Chief Operating Officer

Date: July 18, 2019